UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☒           Preliminary Proxy Statement

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☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
WILLIAM J. ROBERTS
MATTHEW S. CROUSE

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 15, 2008

WESTERN INVESTMENT LLC

[___________], 2008

Dear Fellow Stockholder:

Western Investment LLC (“Western”) together with our fellow participants in this solicitation is the largest investor in Cohen & Steers REIT and Utility Income Fund, Inc. (“RTU” or the “Fund”).  We write to you regarding the annual meeting of stockholders scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [_________], 2008 at [________] New York City time.  Western believes that the current board of directors of RTU (the “Board”) has failed to act in your best interests.  Western is therefore seeking your support at the annual meeting of stockholders for the following purposes:

1.
To elect Western’s slate of nominees to the Board, including the Class III director entitled to be elected solely by holders of RTU’s Auction Market Preferred Shares, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify; and

2.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Western is seeking representation on the Board, not control of the Fund.  Western believes that significant stockholder representation is necessary to preserve and protect the value of your investment and to oversee its management for your benefit.  If elected, Western’s nominees will hold only 3 out of 9 seats on the Board, but we believe that their presence and engaged advocacy will advance the interests of all stockholders.  Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by telephone or via the Internet as detailed in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card in the postage paid envelope provided.  The attached proxy statement and GOLD proxy card are first being furnished to the stockholders on or about [_________], 2008.

If you have already sent a proxy card furnished by RTU’s management to RTU, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1874
Banks and Brokers Call Collect at: (212) 750-5833

PLEASE BE ADVISED:

    •      RTU’s history of a persistent double-digit NAV discount is unacceptable (page _)

    •     The Board has failed to take effective and timely action to reduce the Fund’s NAV discount and has failed to make accretive  repurchases that could benefit stockholders (page _)

    •    The Board has recently taken a number of actions that Western believes are not in stockholders’ best interests (page __)

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED FEBRUARY 15, 2008

ANNUAL MEETING OF STOCKHOLDERS
OF
COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning the GOLD proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), is the largest stockholder of Cohen & Steers REIT and Utility Income Fund, Inc. (“RTU” or the “Fund”).  Western is writing to you in connection with the election of three nominees to the board of directors of RTU (the “Board”), including the Class III director entitled to be elected by holders of the Fund’s Auction Market Preferred Shares, at the annual meeting of stockholders scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [_________], 2008 at [________] New York City time, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof (the “Annual Meeting”).  This proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card are first being furnished to stockholders on or about [__________], 2008.

This proxy statement and the enclosed GOLD proxy card are being furnished to stockholders of RTU by Western in connection with the solicitation of proxies from the Fund’s stockholders for the following proposals:

1.
To elect Western’s slate of nominees to the Board, including the Class III director entitled to be elected solely by holders of RTU’s Auction Market Preferred Shares (the “Preferred Stock Director”), each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify; and

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Fund Ltd., (“WITRL”), Western Investment Total Return Partners L.P. (“WITRP”), Arthur D. Lipson (together with Western, WIHP, WIAP, WITRL and WITRP, the “Western Group”), William J. Roberts and Matthew S. Crouse are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

RTU has set the close of business on [________] 2008 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of RTU is 280 Park Avenue, New York, NY 10017.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to RTU, as of the Record Date, there were [_____] shares of Common Stock, $0.001 par value, (the “Common Stock”) outstanding and [_______] Auction Market Preferred Shares, liquidation preference $25,000 per share (the “Preferred Stock” and together with the Common Stock, the “Shares”) outstanding.  Holders of the Common and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the Preferred Stock Director.  Holders of the Preferred Stock voting separately as a class are entitled to vote for the election of the Preferred Stock Director.  As of the Record Date, Western, along with all of the participants in this solicitation, were the beneficial owners of an aggregate of approximately [_________] shares of Common Stock, which represents approximately [__]% of the Common Stock outstanding as of the Record Date.  The participants in this solicitation intend to vote such Common Stock for the election of Western’s slate of director nominees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF RTU.  WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN’S NOMINEES EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO RTU’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE IN FAVOR OF WESTERN’S NOMINEES BY VOTING YOUR SHARES BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF RTU (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by RTU’s management to RTU, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed GOLD proxy card, or by signing, dating and returning today the enclosed GOLD proxy card, marked FOR the election of Western’s nominees.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1874
Banks and Brokers Call Collect at: (212) 750-5833

BACKGROUND TO SOLICITATION

•	We began acquiring Common Stock of RTU soon after its inception in January 2004.

•	On December 22, 2005, RTU reached its largest discount to its net asset value (“NAV”), 18.18%.

•	2007 marked three straight years that RTU’s NAV discount had continuously remained greater than 10%.

•
In early December 2007 we contacted RTU with our concerns regarding the Fund’s persistent discount to NAV and to set-up an in-person meeting with the Fund to be held on January 8, 2008 in order to voice our concerns in greater detail.

•
On December 26, 2007, RTU filed a Form 8-K with the Securities and Exchange Commission disclosing numerous measures adopted by the Fund that clearly contradict accepted standards of good corporate governance.

•
Despite RTU’s day-after-Christmas bombshell, we intended to use our January meeting to also attempt to understand the Fund’s rationale for such shareholder unfriendly changes.  In order to better share the explanation with other stockholders, the true owners of RTU, we thought all parties would benefit if we brought a member of the press with us to the meeting.  However, after we notified RTU that we had invited a member of the press to accompany us, RTU abruptly canceled the meeting.  We do not understand why a Fund representative was unwilling to explain their motivations.  A public company is accountable to its stockholders, and we believe there should be full transparency.  We are left with the impression that the interests of the Board and management may not be clearly aligned with the interests of stockholders.

•
On January 18, 2008, we issued an open letter to the members of the Board describing certain concerns we had regarding recent stockholder unfriendly actions taken by the Board, that, we believed, were taken in reaction to our attempts to have RTU address our concerns.

•	On January 18, 2008, we delivered a letter to RTU notifying the Fund of our intention to nominate three directors for election to the Board at the Annual Meeting.

REASONS FOR SOLICITATION

RTU’s history of a persistent double-digit NAV discount and the Board’s failure to address it is unacceptable

RTU’s share price has traded at a double-digit discount to its per share NAV for most of its operating history, beginning less than four months after its inception and peaking at 18.2% in December 2005.  We believe that the persistence of this discount was, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the Board.  A steep NAV discount damages stockholders in that, should a stockholder choose to leave the Fund, they must sell their shares at a discounted market price and leave behind a sizeable portion of the value underlying their Shares.  We believe the fair value of a share of common stock of a closed end fund should be its NAV, or a value very close.

The table below shows the discount of RTU’s stock price to RTU’s NAV, on the last day of each calendar quarter, since May 7, 2004, just three and a half months after the Fund’s inception.

Date	(Discount) to NAV
06/30/04	(8.882)
09/30/04	(8.290)
12/31/04	(12.785)
03/31/05	(14.243)
06/30/05	(14.545)
09/30/05	(15.422)
12/30/05	(16.933)
03/31/06	(15.049)
06/30/06	(16.786)
09/29/06	(13.958)
12/29/06	(11.380)
03/30/07	(14.122)
06/29/07	(12.741)
09/28/07	(12.427)
12/31/07	(9.128)

As an RTU stockholder, Western is extremely concerned about the Fund’s historical and excessive NAV discount and its effect on stockholder value.  For example, assume RTU trades at a NAV discount of 11% (the Fund’s NAV discount on February 14, 2008).  What this means is that for each $1 of underlying RTU net asset value, a share of RTU common stock would trade at approximately 89 cents.  So long as the NAV discount persists, exiting RTU stockholders who sell their Shares will sell them at a discount to the underlying NAV.  Additionally, for those stockholders unfortunate enough to have purchased Shares upon the offering in January 2004, in addition to having to deal with the persistent double-digit discount to NAV they were also forced to pay a 4.5% sales and underwriting load to purchase their Shares, thereby further harming investment returns.  Accordingly, for investors in the initial offering, after giving effect to the initial commission, RTU stockholders have at times experienced in excess of 20% of NAV lost value.

Despite this, the Board has sat idly by, content to let stockholders suffer such harm to the returns on their investment.  In fact, in RTU’s most recent annual report, the Fund noted that while the Fund’s advisory fee and gross expense ratio were above the Peer Fund (as such term is defined therein) median, in light of the temporary fee waiver in place at the time, the Fund’s expense structure was competitive to its peer group.  We wonder if RTU’s expense structure could still be considered competitive had the Fund taken into account the “costs” stockholders are incurring due to the Fund’s abysmal NAV discount.

Overall we believe the Board’s actions, or more appropriately, inaction, is symptomatic of its indifference to the plight of RTU’s stockholders.  As an example of just how dismal RTU’s NAV discount has been, of the 655 closed-end funds currently in existence, the Fund has been ranked in the worst 1% from January 14, 2005 through July 20, 2007 for 26% of the weeks, and in the bottom 10% for 100% of the weeks, illustrated by the chart below.

RTU Premium/Discount Percentile Rank
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1/30/2004
4/30/2004
7/30/2004
10/30/2004
1/30/2005
4/30/2005
7/30/2005
10/30/2005
1/30/2006
4/30/2006
7/30/2006
10/30/2006
1/30/2007
4/30/2007
7/30/2007
10/30/2007
1/30/2008

As a stockholder we feel this goes beyond unacceptable.  Given such circumstances, we believe that there is ample evidence that the Board has not been properly looking after stockholders’ best interests or earned the premium charged to stockholders, who, in turn, have not seen a justification for the premium they paid as part of their initial investment.

Closed-end funds such as RTU require a strong and independent board to properly protect the rights of stockholders

A closed-end fund such as RTU is frequently formed by or on behalf of the entity, or its affiliate, that ultimately becomes the manager of the Fund.  Many people believe that the fund manager, or its affiliate, earns profits through management fees.  The fund manager’s interest is likely in maximizing its profits, which it does by having the highest amount of assets in the fund.  Accordingly, certain actions that may benefit shareholders such as large dividends or an accretive stock buyback likely will reduce profits for the fund manager by reducing assets under management.  Western believes that closed-end fund managers often use their influence with their hand-picked boards to maximize management fees rather than focusing on increasing NAV and earnings per share through, among other things, the repurchase of shares at a discount to NAV.

Not surprisingly, during the past three years while RTU was trading at its significant NAV discount, the Board sat idle instead of instituting a repurchase of the Shares.  We believe repurchasing RTU’s Shares at such a discount would have reduced the lost value selling stockholders suffered due to the NAV discount while, at the same time, increasing the NAV and earnings per share for remaining stockholders.  To us, this seems like a triple win for stockholders.  Yet the Board chose to do nothing.

Each RTU director that currently serves on the Board serves on the Board of every single other Cohen & Steers fund and each “non-interested” director individually collects over $130,000 in fees annually for their services.  Is it any wonder that the Board seems content with inaction regarding the NAV discount?  Between their services on and their six-figure annual fees from the boards of other Cohen & Steers funds, can the Board be trusted to take the actions necessary to ensure RTU’s stockholders receive the maximum value for their investment in the Fund?

Western believes that the anti-corporate governance By-Law amendments recently enacted are examples of actions taken by the Board that are not in the stockholders’ best interests.

These By-Law amendments were disclosed on a date that we believe may have been chosen so stockholders would miss the disclosures.  The measures adopted by the Fund, we believe, run contrary to general standards of good corporate governance.

•
The Board amended the By-Laws to further restrict director nominations by stockholders.  RTU disclosed that the Fund amended its By-Laws regarding its procedure for nominating directors to the Board, making it more cumbersome for stockholders to nominate directors.  As a result, stockholders must now provide notice to the Fund a full four months in advance if they wish to nominate directors for election to the Board.  In addition, stockholders who nominate directors must provide an unusually large amount of information about themselves, and, at the request of the Board, provide updates to a previously acceptable nomination notice, or risk having their nominees disqualified.

•
The Board amended the By-Laws to restrict stockholders from calling a special meeting of stockholders.  We believe annual and special meetings of stockholders are important tools for stockholders’ voices to be heard; however, the Board has practically disenfranchised stockholders by requiring a prohibitive threshold of over 50% of the Fund’s outstanding shares to call a special meeting of stockholders.

•
The Board amended the By-Laws in order to opt into a provision of Maryland law to further entrench the directors.  RTU disclosed that the Fund had opted into Sections 3-804(b) and (c) of the Maryland General Corporation Law (“MGCL”) regarding the determination of the size and composition of the Board.  The amendments, among other things, provide that directors who are appointed by the Board may now serve for the remainder of the three-year term without being elected by stockholders.  We believe opting into these provisions has given the Board further opportunity to manipulate its size and composition without input from stockholders.  We are also concerned that the By-Laws do not permit a majority of stockholders to remove directors without cause.

These new restrictive provisions were on top of restrictions that have existed since the Fund’s inception.  Restrictive provisions that already existed include provisions for staggered terms of office for directors, as well as super-majority voting requirements for mergers, consolidations, liquidations, terminations and asset sale transactions, amendments to the articles of incorporation and conversions to open-end status.  By its own admission, the Fund acknowledges that these provisions are greater than required under Maryland law and the Investment Company Act of 1940, as amended.

We believe the Fund’s actions run contrary to the openness and stockholder participation other public companies encourage while providing no real benefit to stockholders.  We feel that by taking such action, the Board has created no value for stockholders and only further entrenched itself.  We believe the time and effort the Board spent enacting these provisions could have been better spent and would have better served the interests of the true owners of RTU – the stockholders – if the Board had addressed RTU’s persistent NAV discount instead.  If elected, the Nominees will work to maximize value for all stockholders.

STOCKHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS STOCKHOLDERS WITH A REAL OWNERSHIP IN RTU, OUR NOMINEES’ INTERESTS ARE ALIGNED WITH YOURS – IF OUR INVESTMENT IN THE FUND PROSPERS, SO DOES YOURS.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Western proposes to elect Arthur D. Lipson, William J. Roberts and Matthew S. Crouse as nominees (together, the “Nominees”) to the Board.  Western is nominating Mr. Crouse to serve as the Preferred Stock Director.  The Nominees, other than the Preferred Stock Director nominee, must be elected by the holders of a plurality of RTU’s outstanding Common and Preferred Stock voting together as a single class.  The Preferred Stock Director nominee must be elected by a plurality of RTU’s outstanding Preferred Stock voting separately as a class.

Western believes that the Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, the Nominees will work on behalf of all stockholders to influence each member of the Board to take all actions necessary to maximize the value of your Shares, to reduce RTU’s share price NAV discount to less than __% of the underlying value of its Shares and to implement corporate governance reform.  Our Nominees have no intention of seeking to open-end or liquidate RTU.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 65) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson currently serves on the Board of Trustees of Pioneer Municipal and Equity Income Trust (NYSE:PBF).  Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in RTU’s Fund Complex.

William J. Roberts (Age 51) has served as a Board Member of the League of Conservation Voters since 1990 and as its Chair since 2003.  From 1990 to 1996 Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, since 1998.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Roberts does not oversee any portfolios in RTU’s Fund Complex.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Crouse does not oversee any portfolios in RTU’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in RTU	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee

Arthur D. Lipson	Over $100,000	Over $100,000

William J. Roberts	$1 - $10,000	$1 - $10,000

Matthew S. Crouse	--	--

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) RTU, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940 (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as RTU, (iii) RTU’s investment adviser, principal underwriter or Sponsoring Insurance Company and (v) any person, directly or indirectly controlling, controlled by, or under common control of RTU’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of RTU’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of RTU, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of RTU’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) RTU, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as RTU, (iv) RTU’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of RTU’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.  The Nominees are citizens of the United States of America.  None of the Nominees is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the Preferred Stock Director.  Holders of the Preferred Stock voting separately as a class are entitled to vote for the election of the Preferred Stock Director.  Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of RTU entitled to vote at the Annual Meeting are the Common and Preferred Stock.

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western’s Nominees and in the discretion of the person named as proxy on all other matters as may properly come before the Annual Meeting.

We are asking you to vote FOR the election of Western’s Nominees.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Stockholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of RTU’s director nominees.

QUORUM; VOTES REQUIRED FOR APPROVAL; ABSTENTIONS

In accordance with the Fund’s by-laws, the presence in person or by proxy of the holders of record of a majority of the Shares entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the Shares of the Fund’s issued and outstanding Preferred Stock shall be required to constitute a quorum for the purpose of electing the Preferred Share Director. If, however, a quorum shall not be present or represented at the Annual Meeting or if fewer Shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Annual Meeting, the chairman of the Annual Meeting or the holders of a majority of the Shares present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until the requisite number of shares entitled to vote at the Annual Meeting shall be present. At any adjourned Annual Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Annual Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on the result of the vote for each proposal.

REVOCATION OF PROXIES

Stockholders of RTU may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Cohen & Steers REIT and Utility Income Fund, Inc. at 280 Park Avenue, New York, NY 10017 or any other address provided by RTU.  Although a revocation is effective if delivered to RTU, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $[_______], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately [__] persons to solicit RTU’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRL and WITRP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that RTU’s stockholders will benefit from the solicitation (defined below), Western intends to seek reimbursement from RTU, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  If necessary, Western will ask RTU to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of RTU unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $[_______].  Western estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[_________].

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western, a Delaware limited liability company.  Western is the managing member of WIAP, a Delaware limited liability company, investment manager of WITRL a Cayman Islands corporation, and the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, respectively.  Messrs. Lipson, Roberts and Crouse are each nominees for director of RTU.  The principal business address of Mr. Lipson, Mr. Crouse, Western, WIHP, WIAP, WITRP and WITRL is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  Each of Western and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by WIHP, WIAP, WITRP and WITRL by virtue of their respective positions described above.  Mr. Roberts is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by him.

The principal business of Western is acting as the managing member of WIAP, investment manager of WITRL and the general partner of each of WIHP and WITRP, respectively.  The principal occupation of Mr. Lipson is acting as the managing member of Western.  The principal business of each of WIHP, WIAP, WITRL and WITRP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Mr. Roberts is serving as the President and Executive Director of the Beldon Fund, a non-profit organization.  The principal occupation of Mr. Crouse is serving as portfolio manager at Western.

For information regarding purchases and sales of securities of RTU during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule I to this proxy statement.  The members of the Group purchased their Shares in margin accounts, where they are held together with other publicly traded securities.  Each of WIHP, WIAP and WITRL is a party to certain equity swap arrangements relating to the Fund.  For information regarding these swap arrangements see Schedule I to this proxy statement.

On January 22, 2008 the members of the Group entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of RTU to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western and Mr. Lipson, to the Board at the Annual Meeting and (c) Western agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.  WIHP, WIAP, WITRP and WITRL have separately agreed to reimburse Western on a pro rata basis for expenses incurred in connection with the solicitation.  Because Western believes that RTU’s stockholders will benefit from the solicitation, Western intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  If necessary, Western will ask RTU to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of RTU.

As of the Record Date, WIHP, WIAP and WITRP beneficially owned [_______], [_______] and [_______] shares of Common Stock, respectively, constituting approximately [__]%, [__]% and [__]%, respectively, of the votes entitled to be cast at the Annual Meeting.  Western directly owned approximately [_______] shares of Common Stock, constituting less than 1% of the votes entitled to be cast at the Annual Meeting.  As the managing member of WIAP and the general partner of each of WIHP and WITRP, Western may be deemed to beneficially own the [________] shares of Common Stock owned in the aggregate by WIHP, WIAP and WITRP, constituting approximately [__]% of the Common Stock outstanding, in addition to the approximately [___] shares of Common Stock it holds directly.  As the managing member of Western, Mr. Lipson may be deemed to beneficially own the approximately [_________] shares of Common Stock beneficially owned by Western as of the Record Date.  As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Western Group is deemed to beneficially own the approximately [_____] shares of Common Stock of the Fund beneficially owned in the aggregate by the other members of the Group.  The Western Group disclaims beneficial ownership of such shares of Common Stock.

Mr. Roberts directly owns 512.798 shares of Common Stock of the Fund.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Mr. Roberts is deemed to beneficially own the approximately [_______] shares of Common Stock of the Fund beneficially owned in the aggregate by the other members of the Group.  Mr. Roberts disclaims beneficial ownership of such shares of Common Stock.

Mr. Crouse does not directly own any shares of Common Stock of the Fund.  As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Mr. Crouse is deemed to beneficially own the approximately [_________] shares of Common Stock of the Fund beneficially owned in the aggregate by the other members of the Group.  Mr. Crouse disclaims beneficial ownership of such shares of Common Stock.

Except as set forth in this Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of RTU; (iii) no participant in this solicitation owns any securities of RTU which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of RTU during the past two years; (v) no part of the purchase price or market value of the securities of RTU owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of RTU, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of RTU; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of RTU; (ix) no participant in this solicitation has any material pending legal proceedings, other than ordinary routine litigation incidental to RTU’s business, to which any participant in this solicitation is a party adverse to RTU or any of its affiliated persons, or in which any participant in this solicitation has a material interest adverse to RTU or any of its affiliated persons; and (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by RTU or its affiliates, or with respect to any future transactions to which RTU or any of its affiliates will or may be a party.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting to nominate the persons specified in this Notice for election to the Board.

STOCKHOLDER PROPOSALS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2009, must be received by the Fund (addressed to Cohen & Steers REIT and Utility Income Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than [________], 2008. Any stockholder who desires to bring a proposal for consideration at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers REIT and Utility Income Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from [________], 2008 to [_______], 2008. All stockholder proposals must include the information required by the Fund’s by-laws.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed GOLD proxy card will vote on such matters in their discretion.

Western has omitted from this proxy statement certain disclosure required by applicable law that is already included in RTU’s proxy statement.  This disclosure includes, among other things, biographical information on RTU’s directors and executive officers, the dollar range of shares owned by directors of the Fund and information on committees of the Board.  Stockholders should refer to RTU’s proxy statement in order to review this disclosure.

According to RTU’s proxy statement, the Fund has retained Cohen & Steers Capital Management, Inc. (the “Advisor”), a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated January 27, 2004 and an administration agreement dated January 27, 2004.  Martin Cohen and Robert H. Steers, directors of RTU, are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as subadministrator for the Fund.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the directors of RTU.

The information concerning RTU contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

[__________], 2008

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF RTU
DURING THE PAST TWO YEARS

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners, L.P.

Sell	2,200	03/01/06	19.2605
Buy	1,200	04/12/06	17.9717
Buy	6,400	04/17/06	17.6195
Buy	2,800	04/25/06	18.0800
Buy	1,100	04/27/06	18.0296
Buy	800	08/16/06	19.8875
Buy	4,700	08/18/06	19.9490
Buy	2,800	08/21/06	19.9604
Buy	4,200	08/23/06	20.1074
Buy	2,200	09/19/06	20.2195
Sell	4,700	10/06/06	21.0263
Sell	13,300	10/09/06	20.9638
Sell	8,200	10/11/06	20.9492
Buy	700	06/01/07	23.1482
Buy	24,700	06/04/07	23.1294
Buy	37,100	06/06/07	22.4896
Buy	3,100	06/07/07	22.1470
Buy	87,100	06/08/07	21.6623
Buy	79,000	06/11/07	21.8665
Buy	77,100	06/12/07	21.5303
Buy	126,700	06/13/07	21.5359
Sell	150,000	06/13/07	21.7096
Sell	150,000	06/14/07	21.7796
Sell	135,500	06/15/07	22.1096
Buy	20,000	07/12/07	21.3002
Buy	27,900	07/13/07	21.5958
Buy	20,100	08/06/07	19.0817
Buy	2,100	08/07/07	19.5706
Buy	2,500	08/08/07	20.0965
Buy	1,000	08/09/07	20.0915
Buy	20,200	08/14/07	19.0270
Buy	26,400	08/15/07	18.7953
Buy	5,000	08/16/07	17.9477
Buy	1,900	08/24/07	20.1373
Buy	4,600	08/28/07	19.6070
Sell	127,100	08/28/07	19.4996
Buy	10,000	09/12/07	20.0359
Buy	13,700	09/13/07	20.1703
Buy	5,400	09/14/07	20.2368

Transaction	Quantity	Date	Price ($)

Buy	5,600	09/17/07	20.1853
Buy	5,200	09/18/07	20.3878
Buy	29,100	09/19/07	21.0083
Buy	1,500	09/21/07	20.8576
Sell	4,800	09/24/07	21.1595
Sell	6,900	09/25/07	20.9798
Sell	1,100	09/26/07	21.0381
Sell	2,300	09/26/07	21.0025
Sell	37,100	09/27/07	21.0168
Sell	12,000	09/28/07	20.9870
Buy	370,000	10/19/07	20.7600
Buy	100	10/22/07	20.8325
Buy	192,600	10/22/07	21.0000
Buy	62,200	10/30/07	21.7052
Sell	500	10/30/07	21.7372
Buy	68,300	10/31/07	21.8613
Sell	4,200	10/31/07	21.8303
Buy	600	11/01/07	21.6200
Buy	3,200	11/01/07	21.7716
Sell	5,000	11/01/07	21.8072
Buy	4,600	11/02/07	21.2347
Buy	21,200	11/02/07	21.0125
Sell	5,000	11/02/07	21.5352
Buy	34,400	11/05/07	21.0972
Buy	35,100	11/06/07	21.0637
Sell	2,200	11/06/07	21.2049
Buy	20,100	11/07/07	20.7583
Buy	20,600	11/08/07	20.5311
Buy	17,600	11/08/07	20.4562
Buy	46,200	11/09/07	20.6032
Buy	53,200	11/12/07	20.6396
Sell	300	11/12/07	20.7272
Buy	73,200	11/13/07	20.6530
Sell	2,600	11/13/07	20.5972
Buy	2,600	11/27/07	19.5363
Buy	3,800	12/11/07	20.4388
Buy	27,000	01/23/08	17.9983

Western Investment Activism Partners LLC

Buy	10,000	07/25/06	19.2356
Buy	10,200	07/27/06	19.4029
Buy	39,000	07/28/06	19.4474
Buy	2,300	07/31/06	19.4793
Buy	33,000	08/01/06	19.3621
Buy	11,800	08/02/06	19.5943
Buy	4,600	08/03/06	19.5959

Transaction	Quantity	Date	Price ($)

Buy	600	08/08/06	19.6917
Buy	6,100	08/10/06	19.6725
Buy	5,000	08/11/06	19.6308
Buy	7,200	08/14/06	19.6658
Buy	2,200	09/19/06	20.2195
Sell*	70,000	09/28/06	20.5394
Sell	4,800	10/06/06	21.0264
Sell	1,200	10/09/06	20.9494
Sell	13,400	10/09/06	20.9638
Sell	11,800	10/11/06	20.9496
Sell	7,600	10/12/06	21.0148
Sell	6,900	10/26/06	21.8061
Sell	1,500	10/27/06	21.7504
Sell	2,000	10/30/06	21.6393
Sell	12,800	11/02/06	21.5851
Buy	3,800	02/15/07	22.8710
Buy	4,000	02/16/07	22.6758
Buy	3,700	02/20/07	22.7839
Buy	1,000	02/22/07	22.7350
Buy	5,600	02/26/07	23.1534
Sell	18,100	04/10/07	22.5000
Buy	900	04/13/07	22.8961
Buy	3,100	04/16/07	22.9782
Buy	13,400	04/17/07	23.1618
Buy	4,000	04/18/07	23.2495
Buy	2,000	04/19/07	23.1165
Buy	2,200	04/20/07	23.1995
Buy	22,000	04/23/07	23.3637
Buy	8,600	04/25/07	23.6371
Buy	8,300	05/01/07	23.0720
Buy	12,000	05/07/07	23.6862
Buy	5,000	05/08/07	23.5637
Buy	9,500	05/09/07	23.6962
Buy	50,000	05/11/07	23.4420
Buy	11,100	05/14/07	23.4863
Buy	18,100	05/15/07	23.5725
Buy	13,700	05/16/07	23.3079
Buy	4,900	05/17/07	23.2131
Buy	12,400	05/18/07	22.9861
Buy	22,800	05/21/07	23.1853
Buy	44,500	05/22/07	23.2147
Buy	2,500	05/23/07	23.2641
Buy	13,900	05/24/07	22.2537
Buy	54,000	05/25/07	22.3138

* Shares were transferred in a cross-trade with Benchmark Plus Partners, L.L.C., an affiliate of Western Investment Activism Partners LLC

Transaction	Quantity	Date	Price ($)

Buy	83,700	05/29/07	22.6399
Buy	40,200	05/30/07	22.9845
Buy	3,000	05/31/07	23.0651
Sell	200,000	05/31/07	23.0996
Sell	182,400	06/01/07	23.1696
Sell	40,200	06/01/07	23.1696
Buy	34,600	06/15/07	22.0391
Buy	25,500	06/18/07	21.8899
Buy	33,000	06/19/07	21.7900
Buy	3,100	06/20/07	21.8552
Sell	136,300	06/20/07	21.5096
Buy	136,300	06/20/07	21.5100
Sell	136,300	06/20/07	21.5100
Buy	33,300	06/21/07	21.2863
Buy	2,300	06/21/07	21.2951
Buy	47,700	06/22/07	21.0707
Buy	40,800	06/25/07	21.0836
Buy	400	06/26/07	21.1475
Buy	58,700	06/26/07	21.0082
Sell	127,200	06/26/07	20.9496
Buy	26,200	06/27/07	20.9158
Buy	14,100	06/28/07	21.5214
Sell	99,400	06/28/07	21.3196
Buy	29,300	07/02/07	21.5653
Buy	600	07/03/07	21.7900
Buy	2,300	07/05/07	21.7800
Buy	200	07/09/07	21.6525
Buy	2,300	07/11/07	21.1300
Buy	20,100	07/12/07	21.3002
Buy	28,000	07/13/07	21.5958
Buy	31,400	07/17/07	21.3899
Buy	65,700	07/18/07	21.2486
Buy	600	07/18/07	21.2400
Buy	49,100	07/19/07	21.6693
Sell	114,200	07/19/07	21.7196
Buy	5,700	07/20/07	21.4266
Sell	115,400	07/20/07	21.3996
Buy	57,500	07/23/07	21.2779
Buy	5,100	07/24/07	21.0667
Buy	6,300	07/25/07	20.3433
Buy	3,000	07/26/07	19.8601
Buy	1,800	07/30/07	19.4209
Buy	500	07/31/07	19.6325
Buy	36,400	08/01/07	19.3329
Buy	1,700	08/01/07	19.3326
Sell	1,700	08/01/07	19.0072
Buy	20,100	08/06/07	19.0817

Transaction	Quantity	Date	Price ($)

Buy	2,600	08/08/07	20.0963
Buy	7,400	08/10/07	19.5736
Buy	1,200	08/13/07	19.6341
Buy	20,305	08/14/07	19.0270
Buy	26,400	08/15/07	18.7953
Buy	5,100	08/16/07	17.9477
Buy	700	08/20/07	19.2868
Buy	1,800	08/24/07	20.1373
Sell	100,000	08/27/07	19.9996
Sell	5,000	08/29/07	19.8024
Buy	500	08/30/07	19.7700
Buy	9,200	09/11/07	20.0362
Buy	19,400	09/12/07	20.0359
Buy	13,600	09/13/07	20.1703
Sell	126,005	09/13/07	20.2496
Buy	5,400	09/14/07	20.2368
Buy	5,700	09/17/07	20.1853
Buy	5,200	09/18/07	20.3878
Buy	29,200	09/19/07	21.0083
Buy	1,400	09/21/07	20.8576
Sell	4,700	09/24/07	21.1595
Sell	6,900	09/25/07	20.9798
Sell	1,000	09/26/07	21.0372
Sell	2,300	09/26/07	21.0025
Sell	28,200	09/27/07	21.0168
Sell	17,400	09/28/07	20.9870
Buy	370,000	10/16/07	21.2400
Buy	370,000	10/17/07	21.1700
Buy	370,000	10/18/07	21.3000
Buy	177,400	10/22/07	21.0000
Buy	15,000	11/07/07	20.7583
Buy	10,800	11/08/07	20.5311
Buy	9,200	11/08/07	20.4562
Buy	54,400	11/19/07	20.2931
Buy	52,200	11/20/07	20.0614
Buy	36,700	11/21/07	20.0137
Buy	2,300	11/23/07	20.2025
Buy	50,700	11/26/07	20.0132
Sell	3,000	12/06/07	20.9072
Sell	20,000	01/03/08	20.1433
Sell	1,900	01/04/08	19.8840
Buy	27,000	01/23/08	17.9983

Western Investment Total Return Partners L.P.

Buy	4,700	08/20/07	19.2738
Buy	12,000	10/10/07	21.7794

Transaction	Quantity	Date	Price ($)

Buy	39,600	10/11/07	21.8560
Buy	8,700	10/12/07	21.7726
Buy	7,900	10/16/07	21.1638
Buy	50,800	10/16/07	21.2269
Buy	15,800	10/17/07	21.0996
Buy	800	10/18/07	21.2450
Buy	89,200	10/22/07	20.8528
Buy	19,400	10/25/07	21.1395
Buy	74,800	10/26/07	21.4692
Buy	27,800	10/29/07	21.5870
Buy	45,000	10/30/07	21.7054
Buy	13,200	12/12/07	20.4429
Sell	1,100	12/12/07	20.4172
Buy	17,500	12/13/07	20.2094
Buy	700	12/14/07	20.2025
Buy	2,900	12/17/07	19.5032
Buy	13,300	12/18/07	19.5401
Buy	33,400	12/19/07	19.7167
Buy	13,400	12/20/07	19.6883
Buy	6,300	12/21/07	19.7508
Buy	1,300	12/24/07	19.9725
Buy	18,400	01/10/08	20.0000
Buy	200	01/11/08	19.5725
Buy	2,800	01/15/08	19.2025
Buy	13,000	01/15/08	19.2763
Buy	3,100	01/18/08	18.1851
Buy	65,200	01/22/08	17.8532
Buy	1,100	01/24/08	18.6925

Western Investment Institutional Partners LLC

Buy	2,000	02/17/06	18.6475
Buy	2,000	02/21/06	18.7775
Sell	12,600	03/01/06	19.2624
Sell	2,700	03/02/06	19.3052
Buy	300	03/03/06	19.2417
Sell	100	03/06/06	19.1644
Buy	1,100	03/14/06	19.0631
Buy	4,000	03/15/06	19.1113
Sell	3,000	04/04/06	18.8925
Sell	100	04/05/06	19.0344
Sell	800	04/06/06	19.0669
Sell	6,400	04/07/06	18.8896
Sell	19,800	04/07/06	18.8909
Sell	200	04/10/06	18.6694
Buy	6,000	04/13/06	17.7708
Buy	2,800	04/25/06	18.0800

Transaction	Quantity	Date	Price ($)

Buy	1,100	04/27/06	18.0296
Buy	1,000	05/04/06	17.9450
Buy	1,000	05/05/06	18.3350
Buy	2,400	07/28/06	19.4492
Sell	2,400	07/28/06	19.4709
Buy	8,700	08/04/06	19.8909
Sell	14,600	08/04/06	19.8708
Sell	600	08/04/06	19.8632
Sell	600	08/31/06	19.8632
Buy	600	08/31/06	19.8632
Sell*	18,100	09/28/06	20.5333
Sell*	28,600	09/28/06	20.5357
Sell*	25,300	09/28/06	20.5350
Buy	4,400	02/12/07	22.7689
Buy	1,000	02/13/07	22.6550
Sell	5,400	04/10/07	22.5000

Benchmark Plus Institutional Partners, L.L.C.

Buy#	72,000	09/28/06	20.5415
Sell	7,500	11/06/06	21.2784
Sell	500	11/27/06	22.0043
Sell	14,300	12/05/06	22.7875
Sell	4,800	12/06/06	22.7013
Sell	6,400	12/08/06	22.5642
Sell	9,100	12/11/06	22.6131
Sell	2,800	12/12/06	22.7786
Sell	5,500	12/13/06	22.7607
Sell	1,600	12/15/06	22.8324
Sell	1,000	12/20/06	22.7743
Sell	1,000	01/05/07	22.4054
Sell	6,400	01/08/07	22.2572
Sell	11,100	04/11/07	22.5000

Benchmark Plus Partners, L.L.C.

Buy*	70,000	09/28/06	20.5400
Sell	1,600	11/02/06	21.5796
Sell	5,000	11/06/06	21.2777

* Shares were transferred in cross-trades with Benchmark Plus Institutional Partners, L.L.C., an affiliate of Western Investment Institutional Partners LLC

# Shares were acquired through cross-trades with Western Investment Institutional Partners LLC, an affiliate of Benchmark Plus Institutional Partners, L.L.C.

* Shares were acquired through a cross-trade with Western Investment Activism Partners LLC, an affiliate of Benchmark Plus Partners, L.L.C

Transaction	Quantity	Date	Price ($)

Sell	14,300		12/05/06	22.7875
Sell	4,100		12/06/06	22.7010
Sell	6,400		12/08/06	22.5642
Sell	9,200		12/11/06	22.6131
Sell	2,800		12/12/06	22.7786
Sell	5,500		12/13/06	22.7607
Sell	1,600		12/15/06	22.8324
Sell	1,000		12/20/06	22.7743
Sell	900		01/05/07	22.4043
Sell	6,300		01/08/07	22.2571
Sell	11,300		04/11/07	22.5000

Western Investment LLC

Buy	1,000		10/22/07	20.8545

Western Investment Total Return Fund, Ltd. None

Arthur D. Lipson None
William J. Roberts

Buy*	300		04/28/04	15.9900
Buy*	85		05/23/07	23.3200
--	84.416	#	--	19.2790
--	43.382	#	--	21.1200

THERE WERE NO TRANSACTIONS IN THE PREFERRED SHARES OF RTU BY THE GROUP IN THE LAST TWO YEARS

* Shares are held in Mr. Roberts’ 401(k) Plan.

# Shares are held in Mr. Roberts’ 401(k) Plan and were acquired through the Cohen & Steers REIT and Utility Income Fund, Inc. dividend reinvestment plan.

Agreements Relating to Securities of the Fund

As of the Record Date, each of WIHP, WIAP and WITRL is a party to certain equity swap arrangements (the “Swap Arrangements”) with a financial institution (the “Bank”) as the counterparty.  Pursuant to these Swap Arrangements, each of WIHP, WIAP and WITRL is obligated to pay to the Bank the equity notional amount on a total of [________], [_______]and [_______] shares of Common Stock, respectively, subject to the Swap Arrangements (the "Reference Shares") as of the beginning of the valuation period (which resets monthly), plus interest.  At the termination of the Swap Arrangements, the Bank is obligated to pay to each of WIHP, WIAP and WITRL the market value of their respective interest in the Reference Shares as of the end of the valuation period.  Any dividends received by the Bank on the Reference Shares during the term of the Swap Arrangements will be paid to WIHP, WIAP and WITRL.  All balances will be cash settled and there will be no transfer to WIHP, WIAP or WITRL of voting or dispositive power over the Reference Shares.  The Swap Arrangements expire on May 5, 2008.  Western and the other participants in this solicitation disclaim beneficial ownership of the Reference Shares, except to the extent of their pecuniary interest therein.  The Reference Shares are not included as part of the totals, with respect to the Common Stock, disclosed herein by the participants to this solicitation.

SCHEDULE II

The following table is derived from the Fund’s proxy statement filed with the
Securities and Exchange Commission on [________]

SECURITY OWNERSHIP OF RTU

The table below sets forth the beneficial ownership as of [________], 2008 of each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund’s stock. .

As of December 31, 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund.

II-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy FOR the election of Western’s Nominees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1874
Banks and Brokers Call Collect at: (212) 750-5833

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED FEBRUARY 15, 2008

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

PREFERRED STOCK
GOLD PROXY

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of preferred stock of Cohen & Steers REIT and Utility Income Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [_________], 2008 at [________] New York City time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of preferred stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 1.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Cohen & Steers REIT and Utility Income Fund, Inc.
preferred stock for the upcoming Annual Meeting of stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone – Please call toll-free from the U.S. or Canada at _________________, on a touch-tone telephone.  If outside the U.S. or Canada, call ________________.  Please follow the simple recorded instructions.  You will be required to provide the unique control number shown below.

OR

2.
Vote by Internet – Please access ________________, and follow the simple instructions.  Please note you must type an “s” after http.  You will be required to provide the unique control number shown below.

CONTROL NUMBER:

 You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.
Vote by Mail – If you do not wish to vote by telephone or over the Internet, please sign, date and return the GOLD proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY CARD
PREFERRED STOCK

1.
Proposal No. 1: Western’s proposal to elect its slate of director nominees, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts (03) Matthew S. Crouse	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ _____________________________

2.
To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED FEBRUARY 15, 2008

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY
COMMON STOCK

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of Cohen & Steers REIT and Utility Income Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on [_________], 2008 at [________] New York City time, and including at any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 1.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Cohen & Steers REIT and Utility Income Fund, Inc.
common stock for the upcoming Annual Meeting of stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY IN ONE OF THREE WAYS:

1.
Vote by Telephone – Please call toll-free from the U.S. or Canada at ___________, on a touch-tone telephone.  If outside the U.S. or Canada, call _______________.  Please follow the simple recorded instructions.  You will be required to provide the unique control number shown below.

OR

2.
Vote by Internet – Please access ____________________, and follow the simple instructions.  Please note you must type an “s” after http.  You will be required to provide the unique control number shown below.

CONTROL NUMBER:

 You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.
Vote by Mail – If you do not wish to vote by telephone or over the Internet, please sign, date and return the GOLD proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1.
Proposal No. 1: Western’s proposal to elect its slate of director nominees, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________

2.
To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof, including voting on adjournment of the Annual Meeting with respect to one or more matters in the discretion of the proxy holder.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.